ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated May 28, 2015

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2014, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with those documents.

Effective June 1, 2015, Barbara VanScoy with Community Capital Management, Inc. will no longer serve as a co-portfolio manager of the Fund. All references to Ms. VanScoy in the Summary Prospectus, Prospectus, and SAI are deleted as of that date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.